EXHIBIT 99.1

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.
Richard Howe - Chairman / CEO
Investor Relations
Alliance Advisors, LLC
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net
Delivering Ads to Desktop & Mobile (NYSE MKT: INUV)

Forward Looking Statements
Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of
the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to  Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S.
Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2012 and most recent Form 10-Q.

Revenue in Millions of Dollars
AEBITDA in Millions of Dollars
Q1 Rev
Q2 Rev
Q1+Q2 Rev
Q1+Q2 AEBITDA
$30
$25
$20
$15
$10
$5
$0
$12
$10
$8
$6
$4
$2
$0
2012
2013

inuvo

Year-over-Year Performance YTD
financials continue to improve
Net Loss = ($4.8 million)
Net Income = $91 thousand

PARTNERS
OWNED AND OPERATED
PARTNERS
OWNED AND OPERATED

Google amazon.com YAHOO! BEST BUY ebay

B&H TicketsNow MGM MIRAGE Buy.com

inuvo

DESKTOP & MOBILE
DELIVERING ADS TO
DESKTOP
DEVICES
MOBILE
DEVICES
• 3 million users
 in 26 countries

• 50 million
 unique visitors
 monthly
• 2 billion ads
 served every
 month
• 20 million
 clicks every
 month
CONTENT &
ADVERTISING

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.
REACHING CONSUMERS
With Ads deliver to the Desktop

Tasty New Dishes
www.tastynewdishes.com
tasty new dishes
ONLINE RECIPES
Search TastyNewDishes.com
Search
HOME
TOP 10
NEW RECIPES
SUBMIT RECIPES
ABOUT
PRIVACY
CONTACT
Vegetarian Pasta
1 2 3 4 5
RECIPE OF THE DAY
Herb Roasted Whole Chicken With Stuffing
LEVEL: EASY
COOK TIME: 1hr 35min
SERVINGS: 4
read more
Favorite recipes
Vegetarian Pasta
Banana Pancakes
Cream Cheese Mushroom Turnovers
Shrimp Pasta
Tasty New Dishes: pork loin
www.tastynewdishes.com/?s=pork+loin&submit=Search
Pork Loin
Search
(1) results found for: pork loin
Sponsored Results
Pork Recipes
Get Quick & Easy No-Fuss Pork Recipes + 1000's More Today!
Easy Pork Loin
Find Expert Information. Easy Pork Loin on About.com.
About.com
Pork Loin
Get Fast & Easy Recipes. Pork Recipes & More. Free Recipe Toolbar
www.recipehub.com
Pork Loin Recipes
Get Answers Faster at Ask.com. Try It Now!
Ask.com
Pork Tenderloin
Looking For Pork Tenderloin? Find It Nearby With Local.com!
Local.com
Hot Sauce Mexican Roasted Pork Loin
in Mexican, Pork
Category
Appetizer
Breakfast
Chicken
Filipino
Greek
Lamb
Mediterranean
Mexican
Pasta
Persian
Pork
Seafood
South African
Turkish
Vegetarian

inuvo

Through Website Partners
earns income from clicks on delivered Ad’s

Gold Rush-era oriented. Petersburg's theme is Norwegian, Valdez's is the Alaska Pipeline (it's the southernmost terminal), and Sitka's is Russian.
Cruise travelers enjoy the history and the frontier ambience of the 49th state, but its wildlife and scenery are the main attractions. Towering mountains, massive glaciers, tranquil (and sometimes turbulent) waterways, countless miles of rainforest and Arctic tundra are the magnets for cruise passengers. Whales, eagles, bears, moose, seals and seabirds may be seen from your ship, in port or on a shore tour.
Carnival Cruise Lines®
Cash Back Sale: Find Great Rates For A Limited Time Only. Book Now!
www.Carnival.com

Alaska Cruise Basics
Home > Ports > Alaska > Alaska Cruise Basics
Recommend 17
Tweet 0
Cruise E-Letter
Alaska is an intriguing, culturally diverse destination with thousands of miles of scenic coastline that make it a natural draw for cruise ships. Each of the ports offers a different perspective on life in the most northerly U.S. state. Ketchikan is a center of Tlingit (pronounced KLING-kit) Indian culture, while Skagway is Gold Rush-era oriented. Petersburg's theme is Norwegian, Valdez's is the Alaska Pipeline (it's the southernmost terminal), and Sitka's is Russian.
Cruise travelers enjoy the history and the frontier ambience of the 49th state, but its wildlife and scenery are the main attractions. Towering mountains, massive glaciers, tranquil (and sometimes turbulent) waterways, countless miles of rainforest and Arctic tundra are the magnets for cruise passengers. Whales, eagles, bears, moose, seals and seabirds may be seen from your ship, in port or on a shore tour.
Search Results
Ads Related to: Alaska Cruise
Alaska Cruise Deals
Special Offer: Free Upgrades & More When You Book an Alaskan Cruise!
See Alaska w/ Holland America Line. More Information Today!
Up to 60% Off. Welcome Aboard & Save!
Alaska Cruises - Alaska Cruise Vacations - Royal Caribbean ...
Explore the fascinating wildlife today!
Related Keywords: alaska cruise | vacation packages | cruises | cruise lines

inuvo

Through Distributed Ad Units
Footer bar
implementation
provides incremental
revenue to large
publishers with
organic traffic.
Search based
advertising
opportunity based on
page content
earns income from clicks on Ad units

Cruise Reviews, Cruise De
www.cruisecritic.com
Your Ultimate Cruise Guide
Like
82k
Boards
Search Cruise Critic
CRUISE CRITIC
Reviews
Find a Cruise
Deals
Destinations
How to Cruise
News
Community
Perfect Start: Your First Day Onboard
Start Strong: 22 Do's and Don't's for Your First Day Onboard
Read Cruise Reviews | 100,000+
Choose a Cruise Line
Go
Find a Cruise
Any Destination
Any Month
Any Cruise Line
Find my dream cruise!
Clear your selections
Best Cruises
Best Large Cruise Ships
Tour the 10 best mega-ships, as chosen by 1000s of readers.
How To Cruise
9 Tips on Shorex Safety
Considering an active tour? We've got the 411 on staying safe.
5 Lines That Let You BYOB
Wine excluded, big ship lines ban BYOB. There are exceptions.
Latest Cr
Communi
Hot Topics
Do you dine
What's more
Norwegian Cruises
Norwegian Cruise Line
Norwegian Cruise Line
Norwegian Cruises from MA
Norwegian Cruise Line
ROLL OVER TO SEARCH FOR DEALS
Cruise Deals
Carnival Cruise
Alaska Cruise
Cruise Ships
Disney Cruise
Norwegian Cruise Line
Great deals on Cruises!
ROLL OVER TO FIND DEALS
Sign Up for Our Newsletter

inuvo earns income from clicks on Ad units

Through Distributed Ad Units

Search
From Around the Web

harley davidson
Search
Web
Images
News
Shopping
Videos
harley-davidson.com - 2013 H-D® Motorcycles
Dynojet - Harley Davidson - DennisKirk.com
50% Off Motorcycle Gear - LeatherUp.com
Harley Davidson Parts - Shop Parts for Harley Motorcycles

Google
Womens Shoes at Amazon - amazon.com
Kate Spade, Up to 75% Off - Don't Forget - surprise.katespade.com
Women's Shoes, Sandals, Pumps, Flats, Boots, Wedding | dsw.com
Women's Shoes | Zappos.com FREE Shipping
Women's Shoes, Sale | Nordstrom
LOFT® Shoes
Women's Shoes at JCPenney
AE Women's Shoes

DSW
SHOOTIES.
levity
WOMEN'S CLEARANCE

inuvo

Through Company Owned Applications
earns income from Ad’s, product commissions & CPM’s

https://inuvoinc.atlassian.net/secure/attachment/16035/1_AlotHome.pdf
alOt .com
WE'VE GOT alOt FOR YOU
Home
Local
Health
Finance
Apps
What are you looking for?
INFORMATION YOU CAN USE
Preparing For Conception
Helping Your Baby Sit
local.alot.com/?q=chamber+of+commerce&location=Conway%2C+AR
Invest your marketing dollars with confidence. Try Compete PRO for free!
compete
Try For Free
alOt
Search for
chamber of commerce
Near (city, state)
Conway, AR
Search
Web
Images
Local
News
Shopping
Videos
Pulse of Conway Arkansas - pulseofconway.com
Everything About Conway Arkansas It's Free and No Registration
www.pulseofconway.com/
Chamber Of Commerce - ask.com
Search for Chamber Of Commerce Look Up Fast Results now!
www.ask.com/Chamber+Of+Commerce
Arkansas Conway Info - Info.com
Get Info On Arkansas Conway Access 10 Search Engines At Once.
www.info.com/ArkansasConway
Related Searches
Chamber
Chamber of Commerce Jobs
SBA Small Business
Business Development
Business to Business
Business Yellow Pages
Business Calendar
Business Developer
Commerce
Hispanic Businesses
Local Results
Local Deals powered by GROUPON
Chamber Of Commerce Conway
900 Oak St
Conway, AR 72032
(501) 327-7788

inuvo

earns income from ad clicks on O/O websites
Through Company Owned Websites

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.
REACHING CONSUMERS
With Ads deliver to Mobile Devices

ALOT.com – Apps for your PC
alOt
HEALTH
Health Home
Find a Doctor
Conditions
Wellness
Pregnancy
healthy habits
MORE 4G LTE COVERAGE
THAN ALL OTHER
NETWORKS COMBINED
local health events
Conway, AR
Free Screenings
Health Fair
Conway Regional Expo
More events...
Joss & Main
SHOP NOW
Throat Pictures Of Strep | ask.com
Strep Throat Information - Important Facts About Strep Throat
Treatment Strep Throat | Medical.WebCrawler.Com
Results for: strep throat
Get FREE Baby Stuff
SIGN UP TODAY!
EverydayFamily.com
Featured App of the Day:
Bun in the Oven
Due Date Tracker
Week by Week
Growth Calendar
Baby Names & More!

alOt
HEALTH
Go to...
Strep throat
Search
Throat Pictures Of Strep | ask.com
Results for: strep throat
Is Your Sore Throat a Cold, Strep Throat, or Tonsillitis?
Strep Throat - Topic Overview
Strep Throat - What Happens

inuvo

earns income from ad clicks on O/O websites
Through Owned Websites, Mobile Ready

Food & Recipes P. Allen
http://www.pallensmith.com/food/
Home
Garden
Food
Lifestyle
The Garden Home
Media Resources
Blog
More...
P. Allen Smith
GARDEN HOME
Food & Recipes
search recipes...
search
Red Kale And Vegan Sausage Soup
Bonnie
presents
Grow & Go Together
Bonnie
PLANTS
Ads Related to: Organic Produce
Organic Food Delivery
A is for appleand a lot of pesticides. According to the Food and Drug Administration.
www.doortodoororganics.com
Fruit and Veggie Recipes
Fruit & Veggie Recipes Make Every Meal Memorable. Try Some
www.fruitsandveggiesmorematters.org
$1 Off Organic Bread
Products from Rudi's Bakery Back to School Giveaways are here!
www.rudisbakery.com
Appetizers
Entrées
Salads
Grow & Go Together
Seasonal Recipes
Related Keywords:
From the Garden
Summer BBQ
Slow Food
Quick Breakfast Recipes
Organic Produce

Food & Recipes
Seasonal Recipes
Organic Food Delivery

inuvo

Through Mobile Ad Units
earns income from clicks on mobile Ad units

READY
Remaining Exercises
8
Jumping Jacks
-Keep soft bend in knees
-Touch fingers above head
Search For
Workout Equipment
Ads related to Workout equipment
EXERCISE EQUIPMENT
Find a wide selection of exercise equipment. Shop online now!
nordictrack.com
ELLIPTICALS BY SOLE
"Best Buy" Rated In All Price Categories! #1 In Customer Satisfaction!
soletreadmills.com
Done
NordicTrac
FIT FOR SPRING
"Burn Five Times the Calories just by walking"
Treadmills
Ellipticals
Incline Trainers
Done

inuvo

Through Mobile Application Ad Units
earns income from Ad’s delivered to mobile App’s

11:44 AM
Weather Forecasts: Scattered clouds throughout the day.
GET MORE CATS
New York
60°
68° I 50°
Mostly Sunny
4 Day Forecasts
THU
72° I 50°
FRI
66° I 48°
SAT
68° I 52°
SUN
70° I 54°
More
Today's Cat: Savannah
AccuWeather.com
SAMSUNG
T · · Mobile ·

T · · Mobile ·
11:48 AM
Weather Forecasts: Scattered clouds throughout the day.
GET MORE CATS
60°
68° I 50° Mostly Sunny
Today's Cat: American Shorthair
More
New York
THU
72° I 50°
FRI
66° I 48°
SAT
68° I 52°
SUN
70° I 54°
AccuWeather.com
SAMSUNG

inuvo

Through Owned Mobile Applications
Coming to an App store near you in 2013

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.
SUMMARY
Delivering Ads to Mobile and Desktop (NYSE MKT: INUV)

Peer Group Valuations
Company Name	Symbol	Revenue (TTM) 6/30/2013	Market Cap Current	Market Cap/ Revenue
Inuvo, Inc.	INUV	$61	$28	0.46
ValueClick, Inc.	VCLK	$686	$1,650	2.41
Perion Network, LTD	PERI	$76	$153	2.01
Local.com Corp.	LOCM	$91	$46	0.51
Marchex, Inc.	MCHX	$144	$265	1.84
Demand Media, Inc.	DMD	$403	$576	1.43
IAC/InterActive Corp	IACI	$3,021	$4,450	1.47
Blucora, Inc.	BCOR	$473	$912	1.93
Average				1.65

✓ A buying opportunity @ .46 * sales given peers trade at 1.65 * sales

Building an innovative and profitable internet company that

marketing...

inuvo

Summary
uses technology to reach the consumer across channels
✓ 34% growth in revenue and 413% in AEBITDA over 1st half 2013
✓ 33% reduction in Comp & SG&A since January. Net Income positive 2013.
✓ Significant opportunities with mobile and O/O properties.
✓ >3M active application users & access to 50M internet users monthly
✓ Business relationships with Google, Yahoo and Others